GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2025 (Unaudited)

Shares	Common Stocks: 99.7%	Value
	Australia: 6.3%
34,519	Corporate Travel Management Ltd.	$302,575
19,149	Sonic Healthcare Ltd.	311,028
		613,603
	China: 60.2%
22,600	Alibaba Group Holding Ltd.	375,163
600	Alibaba Group Holding Ltd. - ADR	79,338
12,300	Autohome Inc. - ADR	340,956
3,400	Baidu Inc. - ADR*	312,902
293,000	China Medical System Holdings Ltd.	280,375
76,500	China Merchants Bank Co., Ltd. - H Shares	451,620
205,000	Geely Automobile Holdings Ltd.	440,588
111,000	Haitian International Holdings Ltd.	293,870
83,400	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	321,942
380	JD.com Inc. - CL A	7,896
11,260	JD.com Inc. - ADR	463,011
800	Meituan - Class B*	16,101
111,909	NARI Technology Co., Ltd. - A Shares	337,433
5,200	NetEase Inc. - ADR	535,184
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	292,162
114,600	Sany Heavy Industry Co., Ltd. - A Shares	301,134
36,900	Shenzhou International	280,206
417,000	Sino Biopharmaceutical Ltd.	201,618
8,000	Tencent Holdings Ltd.	513,044
		5,844,543
	Singapore: 5.2%
14,618	DBS Group Holdings Ltd.	503,259

	South Korea: 5.8%
65,683	Hanon Systems	163,111
10,050	Samsung Electronics Co., Ltd.	398,399
		561,510
	Taiwan: 13.2%
26,000	Elite Material Co., Ltd.	434,458
4,000	Largan Precision Co., Ltd.	286,769
2	Shin Zu Shing Co., Ltd.	14
20,000	Taiwan Semiconductor Manufacturing Co., Ltd.	560,928
		1,282,169

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2025 (Unaudited)

Shares	Common Stocks: 99.7%	Value
	United States: 9.0%
2,656	Applied Materials Inc.	$385,439
2,930	Broadcom Inc.	490,570
		876,009

	Total Common Stocks	9,681,093
	(cost $7,252,173)

	Total Investments in Securities	9,681,093
	(cost $7,252,173): 99.7%

	Other Assets less Liabilities: 0.3%	26,164

	Net Assets: 100.0%	$9,707,257

*	Non-income producing security.

ADR - American Depository Receipt